EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Ashish Khanna, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Aptinyx Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 28, 2023	By:	/s/ Ashish Khanna
ASHISH KHANNA.

Chief Financial Officer and Chief Business Officer

(Principal Financial and Accounting Officer)